Exhibit 10.2
STOCK PLEDGE AGREEMENT

STOCK PLEDGE AGREEMENT ("Agreement") entered into as of the 26th day of March, 2007 by and among John Fife (the “Secured Party”), and the persons identified on the signature page hereof (each individually a “Pledgor” and collectively, the “Pledgors”).

RECITALS

A. The Pledgors have agreed, jointly and severally, to pledge certain securities to secure (i) the performance by CenterStaging Corp., a Delaware corporation with offices at 3407 Winone Avenue, Burbank, CA 91504 (“the Maker”) of its obligations under its Series 2007 Original Issue Discount Secured Note in an aggregate face amount of up to Two Million Four Hundred Thousand and Twenty Four and 00/100 Dollars ($2,400,024.00) payable to the Secured Party (the “Note”), and (ii) the performance by the Pledgors of their respective Guarantees delivered to the Secured Party of even date herewith. Capitalized terms in this Agreement which are not identified herein will have the meanings given such terms in the Note.

B. The Secured Party is willing to accept the Note only upon receiving the Pledgors’s guarantees and pledge of certain securities as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Grant of Security Interest; True-up of Collateral. The Pledgors hereby pledge to the Secured Party as collateral and security for the Secured Obligations (as defined in Section 2) the securities initially set forth on the attached Schedule 1 of this Agreement, together with medallion guaranteed stock powers and an irrevocable instruction letter to the transfer agent (the “Transfer Agent”) of the Maker’s common stock (the “Pledged Shares”). If, at any time during the term of the Note, the market value of the Collateral (as defined below) then held by the escrow agent does not equal or exceed four hundred percent (400%) of the Maturity Amount of the Note, then the Pledgors shall deliver to the escrow agent for deposit into escrow within three (3) days of such date a certificate for additional shares of the Common Stock of the Maker (“Common Stock”), which shares shall have been issued no later than the Pledged Shares, such that the value of all Pledged Shares shall equal not less than four hundred percent (400%) of the Maturity Amount of the Note, together with stock powers in blank, medallion guaranteed and an irrevocable letter of instruction to the Transfer Agent with respect to the newly-delivered shares of Common Stock, and a statement setting forth the necessary amount of Collateral, not later than the first business day following such default. If the Pledgors fail to deliver the True-up Shares to the Secured Party within five (5) business days after receipt of notice by the Secured Party therefore, the Pledgors collectively shall pay to the Secured Party, in cash, One Hundred Dollars ($100) per business day until such certificates are delivered. Unless otherwise set forth on Schedule 1 of this Agreement, the Pledgors are the beneficial and record owners of the Pledged Shares set forth on such Schedule. Such Pledged Shares, together with any additions, replacements, accessions or substitutes therefor or proceeds thereof, are hereinafter referred to collectively as the “Collateral.” For purposes of this Section 1, the Market Value of the Collateral shall be calculated as the average of the volume weighted average prices for the Common Stock for the five (5) trading days immediately preceding the date on which it is measured, as reported by Bloomberg L.P. The value of any additional shares delivered into escrow as provided above shall be deemed to be the Market Value on the date on which the deficiency shall have occurred.

2. Secured Obligations. During the term hereof, the Collateral shall secure the performance by the Pledgors of their respective obligations, covenants, and agreements under their respective Guaranties and this Pledge Agreement and the performance by the Maker of its Obligations under the Note (the “Secured Obligations”).

3. Perfection of Security Interests. (a) Upon execution of this Agreement, the Pledgors shall deliver the Pledged Shares, together with Stock Powers (with Medallion Guarantees annexed), to the Secured Party.

(b) The Pledgors will, at their own expense, cause to be searched the public records with respect to the Collateral and will execute, deliver, file and record (in such manner and form as the Secured Party may require), or permit the Secured Party to file and record, as the Pledgors’s attorney-in-fact, any financing statements, any carbon, photographic or other reproduction of a financing statement or this Agreement (which shall be sufficient as a financing statement hereunder), any specific assignments or other paper that may be reasonably necessary or desirable, or that the Secured Party may request, in order to create, preserve, perfect or validate any Security Interest or to enable the Secured Party to exercise and enforce its rights hereunder with respect to any of the Collateral. The Pledgors hereby appoint the Secured Party as the Pledgors’s attorney-in-fact to execute in the name and behalf of the Pledgors such additional financing statements as the Secured Party may request.

4. Assignment. In connection with the transfer of the Note in accordance with its terms, the Secured Party may assign or transfer the whole or any part of his security interest granted hereunder, and may transfer as collateral security the whole or any part of his security interest in the Collateral. Any transferee of the Collateral shall be vested with all of the rights and powers of the Secured Party hereunder with respect to the Collateral.

5. Pledgors’s Warranty. A. Title. The Pledgors jointly and severally represent and warrant hereby to the Secured Party as follows with respect to the Pledged Shares:

(i) The Collateral is free and clear of any encumbrances of every nature whatsoever, and the Pledgors are the sole owner of the Pledged Shares;

(ii) The Pledgors further agree not to grant or create, any security interest, claim, lien, pledge or other encumbrance with respect to such Collateral or attempt to sell, transfer or otherwise dispose of the Collateral, until the Secured Obligations have been paid in full or this Agreement terminates; and

(iii) This Agreement constitutes a legal, valid and binding obligation of the Pledgors enforceable in accordance with its terms (except as the enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, and similar laws now or hereafter in effect),

B. Other. (i) The Pledgors have made necessary inquiries of the Maker and believe that the Maker fully intends to fulfill and has the capability of fulfilling the Secured Obligations to be performed by the Maker in accordance with the terms of the Note.

(ii) The Pledgors are not acting, and have not agreed to act, in any plan to sell or dispose of any Pledged Shares in a manner intended to circumvent the registration requirements of the Securities Act of 1933, as amended, or any applicable state law.

(iii) The Pledgors have been advised by counsel of the elements of a bona-fide pledge for purposes of Rule 144(d)(3)(iv) under the Securities Act of 1933, as amended, including the relevant SEC interpretations, and affirms that the pledge of shares by the undersigned pursuant to this Pledge Agreement will constitute a bona-fide pledge of such shares for purposes of such Rule.

6. Collection of Dividends and Interest. During the term of this Agreement and so long as the Pledgors are not in default under the Note, the Pledgors are authorized to collect all dividends, distributions, interest payments, and other amounts that may be, or may become, due on any of the Collateral.

7. Voting Rights. During the term of this Agreement and until such time as this Agreement has terminated or the Secured Party has exercised his rights under this Agreement to foreclose its security interest in the Collateral, The Pledgors shall have the right to exercise any voting rights evidenced by, or relating to, the Collateral.

8. Warrants and Options. In the event that, during the term of this Agreement, subscription, spin-off, warrants, dividends, or any other rights or option shall be issued in connection with the Collateral, such warrants, dividends, rights and options shall be immediately delivered to the Secured Party to be held under the terms hereof in the same manner as the Collateral.

9. Preservation of the Value of the Collateral. The Pledgors shall pay all taxes, charges, and assessments against the Collateral and do all acts necessary to preserve and maintain the value thereof.

10. The Secured Party as the Pledgors's Attorney-in-Fact.

(a) The Pledgors hereby irrevocably appoint the Secured Party as the Pledgors's attorney-in-fact, with full authority in the place and stead of the Pledgors and in the name of the Pledgors, the Secured Party or otherwise, from time to time at the Secured Party's discretion, to take any action and to execute any instrument that the Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including: (i) upon the occurrence and during the continuance of an Event of Default (as defined below), to receive, endorse, and collect all instruments made payable to the Pledgors representing any dividend, interest payment or other distribution in respect of the Collateral (as defined in the Note) or any part thereof to the extent permitted hereunder and to give full discharge for the same and to execute and file governmental notifications and reporting forms; (ii) to arrange for the transfer of the Collateral on the books of the Maker or any other person to the name of the Secured Party or to the name of the Secured Party's nominee.

(b) In addition to the designation of the Secured Party as the Pledgors's attorney-in-fact in subsection (a), the Pledgors hereby irrevocably appoint the Secured Party as the Pledgors's agent and attorney-in-fact to make, execute and deliver any and all documents and writings which may be necessary or appropriate for approval of, or be required by, any regulatory authority located in any city, county, state or country where the Pledgors, or any of them, or the Maker (as defined in the Note) engage in business, in order to transfer or to more effectively transfer any of the Pledged Interests or otherwise enforce the Secured Party's rights hereunder.

11. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default under the Note (“Event of Default”):

(a) The Secured Party may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party on default under the Code (irrespective of whether the Code applies to the affected items of Collateral), and the Secured Party may also without notice (except as specified below) sell the Collateral or any part thereof in one or more parcels in an open market public sale on any exchange or trading platform. To the maximum extent permitted by applicable law, the Secured Party may be the purchaser of any or all of the Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply all or any part of the Secured Obligations as a credit on account of the purchase price of any Collateral payable at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of the Pledgors, and the Pledgors hereby waive (to the extent permitted by law) all rights of redemption, stay, or appraisal that it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Pledgors agree that, to the extent notice of sale shall be required by law, at least ten (10) calendar days notice to the Pledgors of the time and place of any public sale or the time after which a private sale is to be made shall constitute reasonable notification. The Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. To the maximum extent permitted by law, The Pledgors hereby waive any claims against the Secured Party arising because the price at which any Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree.

(b) Notwithstanding the foregoing, the Secured Party hereby acknowledges that the total number of shares of stock that may be sold pursuant to Section 11(a) of this Agreement shall not exceed, on any given trading day, the greater of: (i) 3% of the aggregate trading volume during the previous five (5) trading days, including that day; (ii) 15% of the trading volume on that day; or (iii) such number of shares as yield proceeds (net of commissions) of $75,000.

(c) The Secured Party hereby acknowledges and agrees that the total number of shares of stock that may be sold pursuant to Section 11(b) of this Agreement shall not exceed such number of shares as are necessary to yield gross proceeds equal to the Maturity Amount, as adjusted pursuant to Section 7 of the Note. Upon receipt by Secured Party of gross proceeds equal to the Maturity Amount, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to Pledgor.

(d) The Secured Party hereby agrees that, upon delivery of an opinion of counsel stating that the rights of the Secured Party, including without limitation the right to sell such shares under Rule 144(k) promulgated under the Securities Act of 1933, as amended, will not be affected thereby, other shares of the Borrower’s common stock issued no later than August 17, 2005 may at any time be substituted for all or a portion of the Pledged Shares;

(e) Notwithstanding the foregoing, in the event of a default by Borrower pursuant to the Note, the Holder shall sell all of the Collateral prior to exercising its rights and remedies against any of the Guarantors (as defined in the respective Guaranties) pursuant to the respective Guaranties.

(f) The Pledgors hereby agree that any sale or other disposition of the Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, or other financial institutions in the city and state where the Secured Party is located in disposing of property similar to the Collateral shall be deemed to be commercially reasonable.

(g) The Pledgors hereby acknowledge that the sale by the Secured Party of any Collateral pursuant to the terms hereof in compliance with the Securities Act of 1933, as amended, as now in effect or as hereafter amended, or any similar statute hereafter adopted with similar purpose or effect (the "Securities Act"), as well as applicable "Blue Sky" or other state securities laws, may require strict limitations as to the manner in which the Secured Party or any subsequent transferee of the Collateral may dispose thereof. The Pledgors acknowledge and agree that in order to protect the Secured Party's interest it may be necessary to sell the Collateral at a price less than the maximum price attainable if a sale were delayed or were made in another manner, such as a public offering under the Securities Act. The Pledgors have no objection to sale in such a manner and agrees that the Secured Party shall have no obligation to obtain the maximum possible price for the Collateral.

(h) If the Secured Party shall determine to exercise its right to sell all or any portion of the Collateral pursuant to this Section, then the Pledgors agree that, upon request of the Secured Party, the Pledgors, at their own expense, shall:

(i) execute and deliver, or cause the officers and directors of the Maker to execute and deliver, to any person, entity or governmental authority as the Secured Party may choose, any and all documents and writings which, in the Secured Party's reasonable judgment, may be necessary or appropriate for approval, or be required by, any regulatory authority located in any city, county, state or country where the Pledgors or the Maker engage in business, in order to transfer or to more effectively transfer the Pledged Interests or otherwise enforce the Secured Party's rights hereunder; and

(ii) do or cause to be done all such other acts and things as may be necessary to make such sale of the Collateral or any part thereof valid and binding and in compliance with applicable law; and

(iii) cause the Maker to timely file all periodic reports required to be filed by the Maker under the Securities Exchange Act of 1934, as amended.

The Pledgors acknowledge that there is no adequate remedy at law for failure by them to comply with the provisions of this Section 11 and that such failure would not be adequately compensable in damages, and therefore agree that their agreements contained in this Section 11 may be specifically enforced.

(e) THE PLEDGORS EXPRESSLY WAIVE TO THE MAXIMUM EXTENT PERMITTED BY LAW: (i) ANY CONSTITUTIONAL OR OTHER RIGHT TO A JUDICIAL HEARING PRIOR TO THE TIME THE SECURED PARTY DISPOSES OF ALL OR ANY PART OF THE COLLATERAL AS PROVIDED IN THIS SECTION; (ii) ALL RIGHTS OF REDEMPTION, STAY, OR APPRAISAL THAT THEY NOW HAVE OR MAY AT ANY TIME IN THE FUTURE HAVE UNDER ANY RULE OF LAW OR STATUTE NOW EXISTING OR HEREAFTER ENACTED; AND (iii) EXCEPT AS SET FORTH IN SUBSECTION (a) OF THIS SECTION 11, ANY REQUIREMENT OF NOTICE, DEMAND, OR ADVERTISEMENT FOR SALE.

12.   (a) Term of Agreement. This Agreement shall continue in full force and effect until payment in full of all obligations now or hereafter due under the Note. Upon payment in full of all such obligations, the security interests in the relevant Collateral shall be deemed released, and any portion of the Collateral not transferred to or sold by the Secured Party shall be returned to the Pledgors within five (5) trading days to the Pledgors, as contemplated above (and for such purpose, delivery to Darrin Ocasio, Esq., of Sichenzia Ross Friedman Ference LLP of New York, NY shall deemed to comply with such return requirement).

(b) Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, any cash held by the Secured Party as Collateral and all cash proceeds received by the Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral pursuant to the exercise by the Secured Party of its remedies as a secured creditor as provided in Section 11 shall be applied from time to time by the Secured Party as provided in the Note.

13. Indemnity and Expenses. The Pledgors agree, jointly and severally:

(a) To indemnify and hold harmless the Secured Party and each of his agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement or the Secured Obligations, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

(b) To pay and reimburse the Secured Party upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that the Secured Party may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder, under the Note or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by the Pledgors to perform or observe any of the provisions hereof. The provisions of this Section 13 shall survive the execution and delivery of this Agreement, the repayment of any of the Secured Obligations, the termination of the commitments of the Secured Party under the Note and the termination of this Agreement.

14. Duties of the Secured Party. The powers conferred upon the Secured Party hereunder are solely to protect his interests in the Collateral and shall not impose on him any duty to exercise such powers. Except as provided in Section 9-207 of the Uniform Commercial Code, The Secured Party shall have no duty with respect to the Collateral or any responsibility for taking any necessary steps to preserve rights against any Persons with respect to any Collateral.

15. Choice of Law and Venue; Submission to Jurisdiction; Service of Process.

(a) THE VALIDITY OF THIS AGREEMENT, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS (WITHOUT REFERENCE TO THE CHOICE OF LAW PRINCIPLES THEREOF).

(b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN COOK COUNTY, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF THE SECURED PARTY, IN ANY OTHER COURT IN WHICH THE SECURED PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

(b) THE PLEDGORS HEREBY SUBMIT FOR THEMSELVES AND IN RESPECT OF THEIR PROPERTY, GENERALLY AND UNCONDITIONALLY, TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(c) THE PLEDGORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINT, OR OTHER PROCESS ISSUED IN ANY ACTION OR PROCEEDING AND AGREE THAT SERVICE OF SUCH SUMMONS, COMPLAINT, OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE PLEDGORS AT THEIR RESPECTIVE ADDRESSES FOR NOTICES IN ACCORDANCE WITH THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE PLEDGORS'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

(d) NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY THE SECURED PARTY OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

16. Amendments; etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgors herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured Party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No failure on the part of the Secured Party to exercise, and no delay in exercising any right under this Agreement, any other document or documents delivered in connection with the transactions contemplated by the Note, this Agreement or the Guarantees (the “Guarantees”) of even date herewith (all such documents, including the Note, this Agreement and the Guarantees are hereinafter referred to collectively as the “Loan Documents”, and each individually as a “Loan Document”), or otherwise with respect to any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Agreement, any other Loan Document, or otherwise with respect to any of the Secured Obligations preclude any other or further exercise thereof or the exercise of any other right. The remedies provided for in this Agreement or otherwise with respect to any of the Secured Obligations are cumulative and not exclusive of any remedies provided by law.

17. Notices. Unless otherwise specifically provided herein, all notices shall be in writing addressed to the respective party as set forth below: and may be personally served, faxed, telecopied or sent by overnight courier service or United States mail:

If to the Pledgors:

c/o CenterStaging Corp.
3407 Winone Ave.
Burbank, CA 91504

With copies to:

Darrin M. Ocasio, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, NY 10018
Fax No.: 212-930-9725

If to the Secured Party:

John Fife
303 East Wacker Drive
Suite 301
Chicago, IL 60601

Fax No.: 312-819-9701

with a copy to:

Merrill E. Weber, Esq.
303 East Wacker Drive
Suite 301
Chicago, IL 60601

Fax No.: 312-819-9701

Any notice given pursuant to this Section 17 shall be deemed to have been given: (a) if delivered in person, when delivered; (b) if delivered by fax, on the date of transmission if transmitted on a Business Day before 4:00 p.m. at the place of receipt or, if not, on the next succeeding Business Day (as defined in the Note); (c) if delivered by overnight courier, two (2) days after delivery to such courier properly addressed; or (d) if by United States mail, four (4) Business Days after depositing in the United States mail, with postage prepaid and properly addressed. Any party hereto may change the address or fax number at which it is to receive notices hereunder by notice to the other party in writing in the foregoing manner.

18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall: (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Note; (b) be binding upon the Pledgors and their respective successors and assigns; and (c) inure to the benefit of the Secured Party and his successors, transferees, and assigns. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Note, the security interests granted herein shall automatically terminate and all rights to the Collateral shall revert to the Pledgors. Upon any such termination, the Secured Party, at the Pledgors's expense, shall execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination. Such documents shall be prepared by the Pledgors and shall be in form and substance reasonably satisfactory to the Secured Party.

19. Security Interest Absolute. To the maximum extent permitted by law, all rights of the Secured Party, all security interests hereunder, and all obligations of the Pledgors hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of any of the Secured Obligations or any other agreement or instrument relating thereto, including any of the Loan Documents;

(b) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any of the Credit Documents, or any other agreement or instrument relating thereto;

(c) any exchange, release, or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any Guarantee for all or any of the Secured Obligations;

(d) any other circumstances that might otherwise constitute a defense available to, or a discharge of, the Pledgors.

20. Headings. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement or be given any substantive effect.

21. Severability. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

22. Counterparts; Telefacsimile Execution. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

23. Waiver of Marshaling. Each of the Pledgors and the Secured Party acknowledges and agrees that in exercising any rights under or with respect to the Collateral: (a) the Secured Party is under no obligation to marshal any Collateral; (b) may, in his absolute discretion, realize upon the Collateral in any order and in any manner he so elects; and (c) may, in his absolute discretion, apply the proceeds of any or all of the Collateral to the Secured Obligations in any order and in any manner he so elects. The Pledgors and the Secured Party waive any right to require the marshaling of any of the Collateral.

24. Waiver of Jury Trial. THE PLEDGORS AND THE SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. THE PLEDGORS AND THE SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Pledgors and the Secured Party have caused this Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first written above.

PLEDGORS

By:	/s/ Roger Paglia
Name:	Roger Paglia

By:	/s/ Howard Livingston
Name:	Howard Livingston

By:	/s/ Jan Parent
Name:	Jan Parent

By:	/s/ John G. Caswell
Name:	John G. Caswell

SECURED PARTY

JOHN FIFE

By:	/s/ John Fife

Schedule 1

Pledged Interests: Twelve Million Five Hundred Thousand Shares of Common Stock of CenterStaging Corp.

Name of Maker: CenterStaging Corp.

Jurisdiction of Organization: Delaware

Type of Interest: Shares of Common Stock

Number of Shares/Units (if applicable): 13,500,000

Certificate Number(s) (if any): 42885, 42886, 42887, 42891, 43232, 43233, 42895, 42896, 42897, 42901, 43236, 43237, 42907, 42908, 42910, 42915, 42916, 42919, 42898

Percentage of Outstanding Interests in Maker: 21%

Date Acquired: August 17, 2005

Additional Collateral as Set forth in Section 1.

Schedule 2

Pledgors Information:

For Pledgors that are Registered Organizations

Jurisdiction of Organization: ___________________

Type of Organization:   ___________________

Organizational ID Number (if any): ___________________

For Pledgors That Is An Individual

Address of Principal Residence:  See Guaranty Side Letter

For Pledgors That Is Neither a Registered Organization nor an Individual:

Type of Organization: ___________________________________________________________